PRESS RELEASE For immediate release

NVE Corporation Reports Second Quarter Results and Announces Quarterly Dividend

EDEN PRAIRIE, Minn.—October 21, 2015—NVE Corporation (Nasdaq: NVEC) announced today financial results for the quarter and six months ended September 30, 2015.

Total revenue for the second quarter of fiscal 2016 decreased 12% to $7.28 million from $8.27 million in the prior-year quarter. The decrease was due to a 21% decrease in product sales, partially offset by a 449% increase in contract research and development revenue. Net income for the second quarter of fiscal 2016 decreased 15% to $3.31 million, or $0.68 per diluted share, compared to $3.88 million, or $0.80 per share, for the prior-year quarter.

For the first six months of fiscal 2016, total revenue decreased 7% to $15.6 million from $16.7 million for the first six months of the prior year. The decrease was due to a 14% decrease in product sales, partially offset by a 452% increase in contract research and development revenue. Net income decreased 10% to $7.11 million, or $1.46 per diluted share, for the first half of fiscal 2016 compared to $7.91 million, or $1.63 per share, for the first half of fiscal 2015.

The company also announced a quarterly cash dividend to shareholders of $1.00 per share of common stock, payable November 30, 2015 to shareholders of record as of November 2, 2015.

“We are pleased to report solid results for the quarter despite decreased product sales,” said NVE President and Chief Executive Officer Daniel A. Baker, Ph.D.

NVE is a leader in the practical commercialization of spintronics, a nanotechnology that relies on electron spin rather than electron charge to acquire, store and transmit information. The company manufactures high-performance spintronic products including sensors and couplers that are used to acquire and transmit data. NVE has also licensed its spintronic magnetoresistive random access memory technology, commonly known as MRAM.

Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as risks of decreased revenues, risks related to our reliance on several large customers for a significant percentage of revenue, uncertainties in dividend payments to our shareholders, as well as the risk factors listed from time to time in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2015 and other reports filed with the SEC.

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                             NVE CORPORATION
                           STATEMENTS OF INCOME
   QUARTERS AND SIX MONTHS ENDED SEPTEMBER 30, 2015 AND 2014 (Unaudited)

                                            Quarter Ended September 30
                                                2015            2014
                                          ------------------------------
  Revenue
    Product sales                             $ 6,436,672    $ 8,113,806
    Contract research and development             843,085        153,567
                                          ------------------------------
  Total revenue                                 7,279,757      8,267,373
  Cost of sales                                 1,644,514      1,609,632
                                          ------------------------------
  Gross profit                                  5,635,243      6,657,741
  Expenses
    Selling, general, and administrative          524,631        625,599
    Research and development                      628,962        787,279
                                          ------------------------------
  Total expenses                                1,153,593      1,412,878
                                          ------------------------------
  Income from operations                        4,481,650      5,244,863
  Interest income                                 468,531        562,923
                                          ------------------------------
  Income before taxes                           4,950,181      5,807,786
  Provision for income taxes                    1,639,386      1,932,164
                                          ------------------------------
  Net income                                  $ 3,310,795    $ 3,875,622
                                          ==============================
  Net income per share - basic                     $ 0.68         $ 0.80
                                          ==============================
  Net income per share - diluted                   $ 0.68         $ 0.80
                                          ==============================
  Weighted average shares outstanding
    Basic                                       4,855,398      4,855,071
    Diluted                                     4,858,133      4,872,029

                                           Six Months Ended September 30
                                                2015            2014
                                          ------------------------------
  Revenue
    Product sales                            $ 14,172,537   $ 16,461,887
    Contract research and development           1,428,139        258,521
                                          ------------------------------
  Total revenue                                15,600,676     16,720,408
  Cost of sales                                 3,638,442      3,167,978
                                          ------------------------------
  Gross profit                                 11,962,234     13,552,430
  Expenses
    Selling, general, and administrative        1,009,395      1,255,249
    Research and development                    1,309,963      1,590,707
                                          ------------------------------
  Total expenses                                2,319,358      2,845,956
                                          ------------------------------
  Income from operations                        9,642,876     10,706,474
  Interest income                                 954,329      1,111,477
                                          ------------------------------
  Income before taxes                          10,597,205     11,817,951
  Provision for income taxes                    3,483,184      3,905,219
                                          ------------------------------
  Net income                                  $ 7,114,021    $ 7,912,732
                                          ==============================
  Net income per share - basic                     $ 1.46         $ 1.63
                                          ==============================
  Net income per share - diluted                   $ 1.46         $ 1.63
                                          ==============================
  Weighted average shares outstanding
    Basic                                       4,858,557      4,853,068
    Diluted                                     4,862,431      4,868,769

                              NVE CORPORATION
                               BALANCE SHEETS
                       SEPTEMBER 30 AND MARCH 31, 2015

                                             Sept. 30, 2015   March 31, 2015
                                             -------------------------------
  ASSETS
  Current assets
   Cash and cash equivalents                   $ 12,716,318     $ 9,437,262
   Marketable securities, short term             23,175,666      20,099,288
   Accounts receivable, net of allowance for
    uncollectible accounts of $15,000             2,782,968       2,963,974
   Inventories                                    3,147,868       3,742,492
   Deferred tax assets                              108,509         102,052
   Prepaid expenses and other assets                635,323         574,913
                                             ------------------------------
  Total current assets                           42,566,652      36,919,981
  Fixed assets
   Machinery and equipment                        8,735,764       8,604,926
   Leasehold improvements                         1,539,965       1,524,298
                                             ------------------------------
                                                 10,275,729      10,129,224
   Less accumulated depreciation                  8,288,450       7,873,816
                                             ------------------------------
  Net fixed assets                                1,987,279       2,255,408
  Marketable securities, long term               60,781,110      70,913,807
                                             ------------------------------
  Total assets                                $ 105,335,041   $ 110,089,196
                                             ==============================

  LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities
   Accounts payable                               $ 445,083       $ 358,818
   Accrued payroll and other                        628,104       1,127,136
                                              ------------------------------
  Total current liabilities                       1,073,187       1,485,954

  Long-term deferred tax liabilities                 74,268         275,708

  Shareholders' equity
   Common stock                                      48,449          48,580
   Additional paid-in capital                    19,665,966      20,850,762
   Accumulated other comprehensive income           402,579         746,447
   Retained earnings                             84,070,592      86,681,745
                                             ------------------------------
  Total shareholders' equity                    104,187,586     108,327,534
                                             ------------------------------
  Total liabilities and shareholders' equity  $ 105,335,041   $ 110,089,196
                                             ==============================